UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 15, 2023
Date of Report (date of earliest event reported)
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Greenidge Generation Holdings Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-40808 (Commission File Number)	86-1746728 (I.R.S. Employer Identification Number)
135 Rennell Drive, 3rd Floor Fairfield, CT 06890
(Address of principal executive offices and zip code)
(203) 718-5960
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $.0001	GREE	NASDAQ Global Select Market
8.50% Senior Notes due 2026	GREEL	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company   ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information set forth under Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Greenidge Generation Holdings Inc. (the “Company”) today announced that a Certificate of Amendment to its Certificate of Incorporation (the “Charter Amendment”) was filed with the Secretary of State of the State of Delaware to effect a reverse stock split of the Company’s issued and outstanding Class A common stock, par value $0.0001 per share (the “Class A common stock”) and Class B common stock, par value $0.0001 per share (the “Class B common stock”, together with the Class A common stock, the “Common Stock”), together, such that all outstanding shares of Common Stock shall be reclassified into a smaller number of shares such that every ten (10) shares of Class A common stock are combined and reclassified into one (1) share of Class A common stock and every ten (10) shares of Class B common stock are combined and reclassified into one (1) share of Class B common stock (the “Reverse Stock Split”), which will become effective as of 12:01 a.m. Eastern Time on May 16, 2023.

The foregoing description of the Charter Amendment is not complete and is subject to, and qualified in its entirety by, the complete text of the Charter Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K, and incorporated by reference into this Item 5.03.

Item 8.01. Other Events.

On May 15, 2023, the Company issued a press release announcing that the Reverse Stock Split will become effective as of 12:01 a.m. Eastern Time on May 16, 2023 and other matters related to the Reverse Stock Split.

A copy of the press release announcing these matters is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01 - Financial Statements and Exhibits
(d) The following exhibits are being filed herewith:

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Incorporation of Greenidge Generation Holdings Inc.
99.1	Press Release, dated May 15, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 15th day of May, 2023.

Greenidge Generation Holdings Inc.

By:	/s/ Robert Loughran
Name:	Robert Loughran
Title:	Chief Financial Officer